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                                                                   EXHIBIT 10(l)

                            FORM OF VOTING AGREEMENT

     In consideration of Texas Instruments Incorporated, a Delaware corporation ("Parent"), TNI Acquisition Corp., a Delaware corporation ("Merger Sub"), and Telogy Networks, Inc., a Delaware corporation (the "Company"), entering into on the date hereof an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement") which provides, among other things, that Merger Sub, upon the terms and subject to the conditions thereof, will be merged with and into the Company (the "Merger") and each outstanding share of Company Capital Stock (as defined in the Merger Agreement) will be converted into the right to receive the Share Consideration (as defined in the Merger Agreement) in accordance with the terms of the Merger Agreement, each of the undersigned holders (each, a "Stockholder") of shares of Company Capital Stock agrees with each of Parent, Merger Sub and the Company as follows:

          1. During the period (the "Agreement Period") beginning on the date hereof and ending on the earlier of (i) the Effective Time (as defined in the Merger Agreement), (ii) 90 days after the termination of the Merger Agreement in accordance with Section 9.4(a), if the termination resulted from a breach of a covenant or agreement by the Company, or 9.4(b) and payment in full of all amounts (if any) payable to Parent or Merger Sub pursuant to Section 9.5 of the Merger Agreement, and (iii) the date of the termination of the Merger Agreement for any other reason, each Stockholder hereby agrees to vote the shares of Company Capital Stock set forth opposite its name in Schedule A hereto (the "Schedule A Securities") to approve and adopt the Merger Agreement and the Merger (provided that the Stockholder shall not be required to vote in favor of the Merger Agreement or the Merger if the Merger Agreement has, without the consent of the Stockholder, been amended in any manner that is material and adverse to such Stockholder) and any actions directly and reasonably related thereto at any meeting or meetings of the stockholders of the Company, and at any adjournment thereof or pursuant to action by written consent, at or by which such Merger Agreement, or such other actions, are submitted for the consideration and vote of the stockholders of the Company so long as such meeting is held (including, any adjournment thereof) or written consent adopted prior to the termination of the Agreement Period.

          2. During the Agreement Period, each Stockholder who owns shares of Series A Preferred Stock, par value $.01 per share, of the Company or Series B Preferred Stock, par value $.01 per share, of the Company (collectively, "Preferred Stock") hereby elects, and agrees to participate in any further required election, to effect the automatic conversion of the Preferred Stock into common stock of the Company pursuant to paragraph 4(m) of the Preferred Stock certificate of designation, such conversion to be effective immediately prior to the Effective Time (as defined in the Merger Agreement). The foregoing election shall automatically expire upon the termination of the Merger Agreement pursuant to Article IX thereof.

          3. During the Agreement Period, each Stockholder hereby agrees that such Stockholder shall not enter into any voting agreement or grant a proxy or power of attorney with respect to the Schedule A Securities in any manner inconsistent with the obligations of such Stockholder under this Agreement or take any other action that is inconsistent with the obligations of such Stockholder under this Agreement, including any action that would prevent, or materially delay the consummation of, the transactions contemplated by the Merger Agreement.

          4. During the Agreement Period, each Stockholder will not, directly or indirectly, (i) take any action to solicit, initiate or encourage any Acquisition Proposal (as defined in the Merger Agreement) or (ii) engage in negotiations or discussions with, or disclose any nonpublic information relating to the Company or any of its subsidiaries or afford access to the properties, books or records of the Company or any of its subsidiaries to, or otherwise assist, facilitate or encourage, any person that the Stockholder reasonably believes may be considering making, or has made, an Acquisition Proposal.
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          5. Each Stockholder hereby represents and warrants to Parent and
     Merger Sub that as of the date hereof:

             (a) Such Stockholder (i) owns beneficially all of the shares of Company Capital Stock set forth opposite the Stockholder's name in Schedule A hereto, (ii) has the full and unrestricted legal power, authority and right to enter into, execute and deliver this Voting Agreement without the consent or approval of any other person, and (iii) has not entered into any voting agreement or other similar agreement with or granted any person any proxy (revocable or irrevocable) in respect of such shares (other than this Voting Agreement).

             (b) This Voting Agreement is the valid and binding agreement of such Stockholder.

             (c) No investment banker, broker or finder is entitled to a commission or fee from such Stockholder or the Company in respect of this Voting Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder.

          6. If any provision of this Voting Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining provisions of this Voting Agreement.

          7. This Voting Agreement may be executed in two or more counterparts each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument.

          8. The parties hereto agree that if for any reason any party hereto shall have failed to perform its obligations under this Voting Agreement, then the party seeking to enforce this Voting Agreement against such non-performing party shall be entitled to specific performance and injunctive and other equitable relief, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive relief. This provision is without prejudice to any other rights or remedies, whether at law or in equity, that any party hereto may have against any other party hereto for any failure to perform its obligations under this Voting Agreement.

          9. This Voting Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          10. Each Stockholder will, upon request, execute and deliver any additional documents deemed by Parent to be reasonably necessary or desirable to complete and effectuate the covenants contained herein.

          11. This Agreement shall terminate upon the termination of the Agreement Period.

          12. Except pursuant to the terms of this Agreement, no Stockholder shall, without the prior written consent of Parent, directly or indirectly,
     (i) grant any proxies or enter into any voting trust or other agreement or arrangement in respect of the voting of any Schedule A Securities in respect of the matters described in Section 1 above or (ii) acquire, sell, assign, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding in respect of the direct or indirect acquisition or sale, assignment, transfer, encumbrance or other disposition of, any Schedule A Securities during the term of this Agreement. In the event any Stockholder desires to transfer any Schedule A Securities, such Stockholder must first obtain a written agreement from the proposed transferee pursuant to which the proposed transferee agrees to be bound by the terms of this Agreement. No Stockholder shall seek or solicit any such acquisition or sale, assignment, encumbrance or other disposition of the Schedule A Securities or any such contract, option or other arrangement or understanding with respect to such securities, and each Stockholder agrees to notify Parent promptly if such Stockholder shall be approached or solicited, directly or indirectly, by any person in respect of any of the foregoing.

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          13. Each Stockholder agrees not to exercise any rights (including, without limitation, under Section 262 of the DGCL) to demand appraisal of any Schedule A Securities which may arise in respect of the Merger.

          14. Parent, Merger Sub and the Company understand and agree that this Agreement pertains only to each Stockholder and not to any of its affiliates, if any, or advisers.

          15. Parent, Merger Sub and the Company severally and not jointly represent and warrant to each Stockholder that there is no agreement, understanding or commitment, written or oral, to pay any consideration directly or indirectly in connection with the Merger or otherwise to or for the benefit of any holder of Company Capital Stock or options thereon other than as set forth in the Merger Agreement (except, in the case of directors, employees, agents, customers, suppliers or contractors of the Company who are also holders, such consideration as is payable by the Company in the ordinary course of business, and except for amounts payable to officers, directors or employees in connection with or pursuant to any options or option, stock purchase, stock ownership or other employee benefit plans). All other voting agreements signed with existing stockholders of the Company prior to or concurrently herewith are substantially identical to this Voting Agreement.

          16. Neither Parent, Merger Sub nor the Company will enter into any agreement with any other stockholder of the Company having a purpose or effect substantially similar to that of this Voting Agreement on financial terms (in respect of such other stockholder) more favorable than the terms of this Voting Agreement.

          17. Any Stockholder who is also a director of the Company will not, by execution of this Agreement, be precluded from exercising his fiduciary duties under applicable Law in his capacity as a director with respect to the Company.

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     IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of May 29, 1999.

                                            TEXAS INSTRUMENTS INCORPORATED

                                            By:
                                              ----------------------------------
                                                Name:
                                                Title:

                                            TNI ACQUISITION CORP.

                                            By:
                                              ----------------------------------
                                                Name:
                                                Title:

                                            TELOGY NETWORKS, INC.

                                            By:
                                              ----------------------------------
                                                Name:
                                                Title:

                                            [STOCKHOLDERS]

                                            By:
                                              ----------------------------------
                                                Name:
                                                Title:

                                            By:
                                              ----------------------------------
                                                Name:
                                                Title:

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